Exhibit 99.1

News Release

Investor Contact:	Jerry L. Johnson	EnPro Industries
	Senior Vice President - Strategy, Corporate	5605 Carnegie Boulevard
	Development and Investor Relations	Charlotte, North Carolina 28209-4674
Phone:	704-731-1527	Phone: 704-731-1500
Email:	investor.relations@enproindustries.com	Fax: 704-731-1511
www.enproindustries.com

EnPro Industries Realigns Business into Three New Reportable Segments

CHARLOTTE, N.C., February 4, 2021 -- EnPro Industries, Inc. (NYSE: NPO), a leading industrial technology company using materials science to push boundaries in semiconductor, life sciences, and other technology-enabled sectors, today announced that it has realigned its reporting segments to enhance transparency and collaboration across the company as part of its ongoing portfolio reshaping strategy.

The three new reportable segments, their mission statements, and descriptions are as follows:

•Sealing Technologies: Safeguarding critical environments
Composed of the Garlock, Stemco, and Technetics (excluding Semiconductor) businesses, which leverage a high degree of materials science application expertise, extensive proprietary knowledge, and deep customer relationships to create innovative sealing solutions complemented by value-added systems integration.

•Advanced Surface Technologies: Advancing precision services and solutions
Composed of the LeanTeq, Alluxa, and Technetics Semiconductor businesses, which utilize proprietary technologies, processes, and capabilities with highly differentiated services and products to serve the most challenging applications for semiconductor equipment, specialized optical filters, and thin-film coatings.

•Engineered Materials: Enabling high performance polymer applications
Composed of the GGB and CPI businesses, which leverage their extensive global footprints and applications engineering capabilities to solve customers’ most difficult challenges.

"Over the past year and a half, EnPro has executed several strategic initiatives on our journey to reshape the business in support of profitable growth," said Marvin Riley, Chief Executive Officer. "Through the acquisitions of Alluxa, Inc., LeanTeq Co., Ltd., and The Aseptic Group and the divestitures of STEMCO Air Springs, several STEMCO heavy-duty truck product lines, GGB bushing blocks, and Fairbanks Morse businesses, we are positioning the company for growth within the semiconductor, life sciences, and other technology-enabled markets. The new reporting segmentation aligns our technical and operational expertise and enables better performance measurement, decision making, and transparency for investors.”

Beginning with the fourth quarter of 2020, EnPro Industries will report its quarterly and full year financial statements under the new segment structure with prior periods reflecting the change. To assist in the analysis of the company's new reporting segment structure, included with this press release are the unaudited segment operating results for each of the four quarters and full year of 2019 and the first three quarters of 2020 recast to reflect the new reporting segments. Such information will also be available on the company's Current Report on Form 8-K to be furnished to the U.S. Securities and Exchange Commission, and recast financials are available on our website at http://www.enproindustries.com.

About EnPro Industries
EnPro is a leading industrial technology company using materials science to push boundaries in semiconductor, life sciences, and other technology-enabled sectors. For more information about EnPro, visit the company’s website at http://www.enproindustries.com.

Primary Segment Operating Performance Measure
In connection with the decision to realign the company’s reporting segments, the company determined that the primary metric used by management to allocate resources and assess segment performance had shifted from segment profit to adjusted segment EBITDA, which is segment profit excluding acquisition and divestiture expenses, restructuring and impairment costs, non-controlling interest compensation, and depreciation and amortization. Under U.S. generally accepted accounting principles (“GAAP”), the primary metric used by management to allocate resources and assess segment performance is required to be disclosed in financial statement footnotes, and accordingly such metric is not deemed to be a non-GAAP measure under applicable regulations of the Securities and Exchange Commission. Because adjusted segment EBITDA is not defined under GAAP and may not be comparable to similarly titled measures used by other companies, tables showing the reconciliation of adjusted segment EBITDA to segment profit are included with this press release.

Forward-Looking Statements
Statements in this press release that express a belief, expectation or intention, as well as those that are not historical fact, are forward-looking statements under the Private Securities Litigation Reform Act of 1995. They involve a number of risks and uncertainties that may cause actual events and results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: impacts from the COVID-19 pandemic and governmental responses to limit the further spread of COVID-19, including impacts on the company’s operations, and the operations and businesses of its customers and vendors, including whether the company’s operations and those of its customers and vendors will continue to be treated as “essential” operations under government orders restricting business activities or, even if so treated, whether site-specific health and safety concerns might otherwise require certain of the company’s operations to be halted for some period of time; uncertainty with respect to the duration and severity of these impacts from the COVID-19 pandemic, including impacts on the general economy and the markets served by the company’s customers; the extent to which the impacts from the COVID-19 pandemic could result in a reduction in demand for the company’s products and services, which could also result in asset impairment charges, including for goodwill; other economic conditions in the markets served by EnPro’s businesses and those of its customers, some of which are cyclical and experience periodic downturns and disruptions, such as the recent disruptions in the pricing of oil and gas; prices and availability of its raw materials; uncertainties with respect to the company’s ability to achieve anticipated growth within the semiconductor, life sciences, and other technology-enabled markets; the impact of fluctuations in relevant foreign currency exchange rates; unanticipated delays or problems in introducing new products; announcements by competitors of new products, services or technological innovations; changes in pricing policies or the pricing policies of competitors; and the amount of any payments required to satisfy contingent liabilities related to discontinued operations and the discontinued operations of its predecessors, including liabilities for certain products, environmental matters, employee benefit obligations and other matters. EnPro’s filings with the Securities and Exchange Commission, including its most recent Form 10-K and Form 10-Q, describe these and other risks and uncertainties in more detail. EnPro does not undertake to update any forward-looking statements made in this press release to reflect any change in management's expectations or any change in the assumptions or circumstances on which such statements are based.

# # # #

Unaudited Historical Financial Information

EnPro Industries, Inc.
Historical Segment Information (Unaudited)
(Stated in Millions of Dollars)

Sales
	Quarter Ended				Year Ended
	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	December 31, 2019
Sealing Technologies	$191.3	$204.1	$192.6	$174.4	$762.4
Advanced Surface Technologies	26.2	27.5	27.3	39.2	120.2
Engineered Materials	87.4	87.3	81.1	75.5	331.3
	304.9	318.9	301.0	289.1	1,213.9
Less intersegment sales	(1.9)	(1.7)	(2.0)	(2.6)	(8.2)
	$303.0	$317.2	$299.0	$286.5	$1,205.7

Sales
	Quarter Ended			Nine Months Ended
	March 31, 2020	June 30, 2020	September 30, 2020	September 30, 2020
Sealing Technologies	$173.6	$150.6	$157.8	$482.0
Advanced Surface Technologies	36.7	40.0	44.6	121.3
Engineered Materials	75.1	58.6	67.7	201.4
	285.4	249.2	270.1	804.7
Less intersegment sales	(2.7)	(2.2)	(1.8)	(6.7)
	$282.7	$247.0	$268.3	$798.0

Segment Profit
	Quarter Ended				Year Ended
	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	December 31, 2019
Sealing Technologies	$17.0	$24.8	$19.8	$17.6	$79.2
Advanced Surface Technologies	3.5	3.1	(2.0)	4.9	9.5
Engineered Materials	6.5	11.6	10.6	5.7	34.4
	$27.0	$39.5	$28.4	$28.2	$123.1

Segment Profit
	Quarter Ended			Nine Months Ended
	March 31, 2020	June 30, 2020	September 30, 2020	September 30, 2020
Sealing Technologies	$23.2	$5.0	$25.0	$53.2
Advanced Surface Technologies	2.3	6.0	8.0	16.3
Engineered Materials	3.6	(0.3)	(3.5)	(0.2)
	$29.1	$10.7	$29.5	$69.3

Segment Margin
	Quarter Ended				Year Ended
	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	December 31, 2019
Sealing Technologies	8.9%	12.2%	10.3%	10.1%	10.4%
Advanced Surface Technologies	13.4%	11.3%	(7.3)%	12.5%	7.9%
Engineered Materials	7.4%	13.3%	13.1%	7.5%	10.4%
	8.9%	12.5%	9.5%	9.8%	10.2%

Segment Margin
	Quarter Ended			Nine Months Ended
	March 31, 2020	June 30, 2020	September 30, 2020	September 30, 2020
Sealing Technologies	13.4%	3.3%	15.8%	11.0%
Advanced Surface Technologies	6.3%	15.0%	17.9%	13.4%
Engineered Materials	4.8%	(0.5)%	(5.2)%	(0.1)%
	10.3%	4.3%	11.0%	8.7%

Adjusted Segment EBITDA
	Quarter Ended				Year Ended
	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	December 31, 2019
Sealing Technologies	$28.2	$37.6	$32.5	$33.1	$131.4
Advanced Surface Technologies	4.4	4.8	4.5	9.8	23.5
Engineered Materials	11.5	15.7	14.8	11.7	53.7
	$44.1	$58.1	$51.8	$54.6	$208.6

Adjusted Segment EBITDA
	Quarter Ended			Nine Months Ended
	March 31, 2020	June 30, 2020	September 30, 2020	September 30, 2020
Sealing Technologies	$33.5	$30.5	$32.0	$96.1
Advanced Surface Technologies	7.3	11.0	13.4	31.7
Engineered Materials	8.3	4.9	7.9	21.1
	$49.1	$46.4	$53.3	$148.9

Adjusted Segment EBITDA Margin
	Quarter Ended				Year Ended
	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	December 31, 2019
Sealing Technologies	14.7%	18.4%	16.9%	19.0%	17.2%
Advanced Surface Technologies	16.8%	17.5%	16.5%	25.0%	19.6%
Engineered Materials	13.2%	18.0%	18.2%	15.5%	16.2%
	14.6%	18.3%	17.3%	19.1%	17.3%

Adjusted Segment EBITDA Margin
	Quarter Ended			Nine Months Ended
	March 31, 2020	June 30, 2020	September 30, 2020	September 30, 2020
Sealing Technologies	19.3%	20.3%	20.3%	19.9%
Advanced Surface Technologies	19.9%	27.5%	30.0%	26.1%
Engineered Materials	11.1%	8.4%	11.7%	10.5%
	17.4%	18.8%	19.9%	18.7%

EnPro Industries, Inc.
Reconciliation of Segment Profit to Adjusted Segment EBITDA (Unaudited)
(Stated in Millions of Dollars)

	Quarter Ended March 31, 2020				Quarter Ended March 31, 2019
		Advanced				Advanced
	Sealing	Surface	Engineered	Total	Sealing	Surface	Engineered	Total
	Technologies	Technologies	Materials	Segments	Technologies	Technologies	Materials	Segments
Segment profit	$23.2	$2.3	$3.6	$29.1	$17.0	$3.5	$6.5	$27.0
Acquisition and divestiture expenses	0.8	0.1	—	0.9	0.1	0.1	0.3	0.5
Non-controlling interest compensation allocation*	—	0.5	—	0.5	—	—	—	—
Restructuring and impairment expense	0.1	—	1.3	1.4	0.2	—	0.8	1.0
Depreciation and amortization expense	9.4	4.4	3.4	17.2	10.9	0.8	3.9	15.6
Adjusted segment EBITDA	$33.5	$7.3	$8.3	$49.1	$28.2	$4.4	$11.5	$44.1
Adjusted segment EBITDA margin	19.3%	19.9%	11.1%	17.4%	14.7%	16.8%	13.2%	14.6%

	Quarter Ended June 30, 2020				Quarter Ended June 30, 2019
		Advanced				Advanced
	Sealing	Surface	Engineered	Total	Sealing	Surface	Engineered	Total
	Technologies	Technologies	Materials	Segments	Technologies	Technologies	Materials	Segments
Segment profit	$5.0	$6.0	$(0.3)	$10.7	$24.8	$3.1	$11.6	$39.5
Acquisition and divestiture expenses	0.5	—	—	0.5	0.5	0.8	0.2	1.5
Non-controlling interest compensation allocation*	—	0.5	—	0.5	—	—	—	—
Restructuring and impairment expense	15.7	—	1.8	17.5	0.7	—	0.2	0.9
Depreciation and amortization expense	9.3	4.5	3.4	17.2	11.6	0.9	3.7	16.2
Adjusted segment EBITDA	$30.5	$11.0	$4.9	$46.4	$37.6	$4.8	$15.7	$58.1
Adjusted segment EBITDA margin	20.3%	27.5%	8.4%	18.8%	18.4%	17.5%	18.0%	18.3%

	Quarter Ended September 30, 2020				Quarter Ended September 30, 2019
		Advanced				Advanced
	Sealing	Surface	Engineered	Total	Sealing	Surface	Engineered	Total
	Technologies	Technologies	Materials	Segments	Technologies	Technologies	Materials	Segments
Segment profit	$25.0	$8.0	$(3.5)	$29.5	$19.8	$(2.0)	$10.6	$28.4
Acquisition and divestiture expenses	0.9	—	—	1.3	0.1	5.6	0.2	5.9
Non-controlling interest compensation allocation*	—	0.4	—	0.5	—	—	—	—
Restructuring and impairment (income) expense	(2.9)	0.5	7.9	5.0	1.1	—	0.3	1.4
Depreciation and amortization expense	9.0	4.5	3.5	17.0	11.5	0.9	3.7	16.1
Adjusted segment EBITDA	$32.0	$13.4	$7.9	$53.3	$32.5	$4.5	$14.8	$51.8
Adjusted segment EBITDA margin	20.3%	30.0%	11.7%	19.9%	16.9%	16.5%	18.2%	17.3%

	Nine Months Ended September 30, 2020
		Advanced
	Sealing	Surface	Engineered	Total
	Technologies	Technologies	Materials	Segments
Segment profit	$53.2	$16.3	$(0.2)	$69.3
Acquisition and divestiture expenses	2.2	0.4	—	2.6
Non-controlling interest compensation allocation*	—	1.6	—	1.6
Restructuring and impairment expense	13.0	—	10.9	23.9
Depreciation and amortization expense	27.7	13.4	10.4	51.5
Adjusted segment EBITDA	$96.1	$31.7	$21.1	$148.9
Adjusted segment EBITDA margin	19.9%	26.1%	10.5%	18.7%

	Quarter Ended December 31, 2019
		Advanced
	Sealing	Surface	Engineered	Total
	Technologies	Technologies	Materials	Segments
Segment profit	$17.6	$4.9	$5.7	$28.2
Acquisition and divestiture expenses	0.4	—	0.1	0.5
Non-controlling interest compensation allocation*	—	0.5	—	0.5
Restructuring and impairment expense	4.1	—	1.3	5.4
Depreciation and amortization expense	11.0	4.4	4.6	20.0
Adjusted segment EBITDA	$33.1	$9.8	$11.7	$54.6
Adjusted segment EBITDA margin	19.0%	25.0%	15.5%	19.1%

	Year Ended December 31, 2019
		Advanced
	Sealing	Surface	Engineered	Total
	Technologies	Technologies	Materials	Segments
Segment profit	$79.2	$9.5	$34.4	$123.1
Acquisition and divestiture expenses	1.1	6.5	0.8	8.4
Non-controlling interest compensation allocation*	—	0.5	—	0.5
Restructuring and impairment expense	6.1	—	2.6	8.7
Depreciation and amortization expense	45.0	7.0	15.9	67.9
Adjusted segment EBITDA	$131.4	$23.5	$53.7	$208.6
Adjusted segment EBITDA margin	17.2%	19.6%	16.2%	17.3%

*Non-controlling interest compensation allocation represents compensation expense associated with a portion of the rollover equity from the acquisition of LeanTeq that is subject to reduction for certain types of employment terminations of the LeanTeq sellers and is directly related to the terms of the respective acquisition. This expense will continue to be recognized as compensation expense over the term of the put and call options associated with the acquisition unless certain employment terminations have occurred.